SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

FILED BY THE REGISTRANT [X]  FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

============================================================================

Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           LB SERIES FUND, INC.
             (Name of Registrant as Specified In Its Charter)

                           LB SERIES FUND, INC.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
       11.

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       2)  Aggregate number of securities to which transaction applies:

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           pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       3)  Filing Party:

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============================================================================

LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415

September 22, 2000

Dear Contract Owner:

     Please find enclosed a notice of a special meeting of shareholders of the World Growth Portfolio (the "Portfolio") of LB Series Fund, Inc., which is scheduled for November 14, 2000, together with a proxy statement discussing the matters to be voted on at the meeting and a voting instruction form. Please take the time to read the proxy statement and cast your vote.

     The meeting is being held to consider the approval of a new investment subadvisory contract with T. Rowe Price International, Inc. ("T. Rowe Price International"), the successor corporation to RowePrice-Fleming International, Inc. ("Price-Fleming"). Price-Fleming was the investment subadviser of the Portfolio since its inception. Price-Fleming was 50% owned by Robert Fleming Holdings Limited and 50% owned by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price-Fleming. At the same time, T. Rowe Price changed the name of Price-Fleming to T. Rowe Price International. The change of ownership requires shareholder approval of a new investment subadvisory agreement with T. Rowe Price International.

     The Board of Directors has unanimously recommended that contract owners of the Portfolio vote for the proposed subadvisory agreement with T. Rowe Price International. Should you have any questions, please feel free to call us at (800) 990-6290. We will be happy to answer any questions you may have.

     I URGE EACH CONTRACT OWNER TO VOTE PROMPTLY.

                                              Sincerely,


                                              ROLF F. BJELLAND
                                              Chairman and President

                              WORLD GROWTH PORTFOLIO
                                       Of
                               LB SERIES FUND, INC.
                             625 Fourth Avenue South
                           Minneapolis, Minnesota 55415
                              ____________________

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                         To Be Held on November 14, 2000
                              ____________________


     A Special Meeting of Shareholders (the "Special Meeting") of the World Growth Portfolio, a series of LB Series Fund, Inc. (the "Fund"), will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on November 14, 2000, at 8:30 a.m. local time for the following purposes:

     1. To approve a new investment subadvisory agreement between the Fund, Lutheran Brotherhood and T. Rowe Price International, Inc. ("T. Rowe Price International") with respect to the Portfolio; and

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting and all adjournments.

     The Board of Directors of the Fund has fixed the close of business on September 15, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

                                    By Order of the Board of Directors
                                    Rolf F. Bjelland, Chairman and President


Minneapolis, Minnesota
September 22, 2000


                          YOUR VOTE IS IMPORTANT

     You can help the Portfolio avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed voting instructions. If you are unable to be present in person, please mark, date, sign and return the enclosed voting instructions. The enclosed envelope requires no postage if mailed in the United States. You also may vote by telephone (1-800-597-
7836) or the internet (https://vote.proxy-direct.com) by entering the control number on the enclosed voting instruction card.

                             WORLD GROWTH PORTFOLIO
                                       Of
                               LB SERIES FUND, INC.
                             625 Fourth Avenue South
                           Minneapolis, Minnesota 55415
                              ____________________

                                 PROXY STATEMENT
                              ____________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the LB Series Fund, Inc. (the "Fund") to be used at a Special Meeting of Shareholders (the "Special Meeting") of the World Growth Portfolio (the "Portfolio") to be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on November 14, 2000 at 8:30 a.m. local time and at any adjournments of the Special Meeting.

     1. To approve a new investment subadvisory agreement between the LB Series Fund, Inc. (the "Fund"), Lutheran Brotherhood and T. Rowe Price International, Inc. ("T. Rowe Price International") with respect to the Portfolio ("Proposal 1"); and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

QUORUM AND VOTING

Who is entitled to vote?

     Shares of the Portfolio are currently sold only to separate accounts (the "Accounts") of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") to fund benefits under variable life insurance and variable annuity contracts issued by Lutheran Brotherhood and LBVIP (the "Contracts"). Lutheran Brotherhood is the investment adviser to the Portfolio and in that capacity also provides certain administrative services to the Portfolio. Lutheran Brotherhood and LBVIP, as the owners of the assets in the Accounts, will vote all of the shares of the Portfolio in accordance with the properly executed voting instructions of Contract owners. Any such shares of the Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of the Portfolio held by Lutheran Brotherhood, LBVIP or any of their affiliates for their own account, will be voted by Lutheran Brotherhood or LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in the Portfolio. If the voting instruction form is returned but no instructions are given, the shares of the Portfolio to which the form relates will be voted FOR Proposal 1. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and voting instruction form are first being mailed on or about September 22, 2000 to contract owners as of the record date.

     The Contract owners permitted to give voting instructions to Lutheran Brotherhood and LBVIP and the number of shares for which instructions may be given will be determined as of September 15, 2000, the record date for the Special Meeting. As of that date, an aggregate of 39,413,008.472 shares of capital stock, $.01 par value, of the Portfolio were issued and outstanding. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

     You may vote by mail, telephone or the internet. To vote by mail, date and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope. To vote by telephone, call 1-800-597-7836. To vote by internet, visit https://vote.proxy-direct.com. For either telephone or internet voting, you will need the control number that appears on your voting instruction card.

     Any Contract owner giving voting instructions may revoke them at any time prior to their use. A Contract owner may change voting instructions by
(1) giving written notice of revocation to an officer of the Fund, (2) returning to an officer of the Fund a properly executed later dated voting instruction form, (3) voting later by telephone or internet, or (4) attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not in and of itself constitute a revocation of voting instructions. Signed voting instructions received by the Board of Directors in time for voting and not so revoked will be voted in accordance with the instructions noted thereon. Unless instructions to the contrary are marked on the voting instruction form, the voting instructions will be voted FOR all the proposals. The voting instruction form grants discretion to the persons named thereon, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Directors does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

     For purposes of considering Proposal 1, a majority of the number of shares of the Portfolio entitled to vote constitutes a quorum.

What is the voting requirement to pass Proposal 1?

     Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio entitled to vote on the proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or
(2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio.

How is this proxy statement being solicited?

     The Board of Directors expects to make this solicitation primarily by mail. However, in addition to the solicitation of voting instructions by mail, the officers of the Fund and members of the Board of Directors and persons affiliated with Lutheran Brotherhood, the Fund's investment adviser, may, without remuneration, solicit voting instructions personally or by telephone, telegram or other electronic means. The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by T. Rowe Price International.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

     The financial statements of the Portfolio for the year ended December 31, 1999 are included in the Fund's annual report for the year ended December 31, 1999, which has been previously sent to Contract owners. The financial statements for the Portfolio for the six months ended June 30, 2000 are included in the Fund's semi-annual report for the six months ended June 30, 2000, which has been previously sent to Contract owners. THE FUND WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY CONTRACT OWNER A COPY OF SUCH REPORTS. A CONTRACT OWNER MAY OBTAIN A COPY OF SUCH REPORTS BY WRITING TO LB SERIES FUND, INC., 625 FOURTH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55415 OR BY CALLING TOLL FREE (800) 990-6290.

     As of September 5, 2000, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the
Portfolio:


                                        Number           % of
        Shareholder                    of Shares       Outstanding

Lutheran Brotherhood Variable
Insurance Products Company -
LBVIP Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415                 15,298,591.005     39.02%

Lutheran Brotherhood Variable
Insurance Products Company -
LBVIP Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN 55415                    961,876.46       2.45%

Lutheran Brotherhood - LB
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415                 21,776,569.905     55.54%

Lutheran Brotherhood - LB
Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415                  1,174,234.724      2.99%


PROPOSAL NO. 1 - APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE FUND, LUTHERAN BROTHERHOOD, AND T. ROWE PRICE INTERNATIONAL.

Why are Contract owners being asked to give voting instructions for a new investment subadvisory agreement?

     Contract owners are being asked to give voting instructions to approve a new investment subadvisory agreement between the Fund, Lutheran Brotherhood, and T. Rowe Price International (the "Proposed Agreement").
The form of the Proposed Agreement is attached as Exhibit A to this Proxy Statement. Lutheran Brotherhood, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser to the Portfolio. RowePrice-Fleming International, Inc. ("Price-Fleming") served as the investment subadviser of the Portfolio from its inception until August 8, 2000. Price-Fleming was 50% owned by Robert Fleming Holdings Limited ("Flemings") and 50% owned by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price-Fleming. At the same time, T. Rowe Price changed the name of Price-Fleming to T. Rowe Price International. The address of T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. The August 8, 2000 purchase caused the investment subadvisory agreement between the Fund, Lutheran Brotherhood, and Price-Fleming (the "Prior Agreement") to terminate automatically. In order to avoid disruption of the Portfolio's investment management program, the Board of Directors, in accordance with Rule 15a-4 under the Investment Company Act of 1940, approved the Proposed Agreement as an interim contract during the 150-day period following August 8, 2000. The Proposed Contract will terminate automatically on January 5, 2001 (the end of this 150-day period) unless it is approved by shareholders of the Portfolio prior to that date.

How does the Proposed Agreement differ from the Prior Agreement?

     The Proposed Agreement is substantially identical to the Prior Agreement. There are no changes in the scope of services being provided. The Proposed Agreement reflects the new name of the subadviser: T. Rowe Price International instead of Price-Fleming. The fees payable to T. Rowe Price International under the Proposed Agreement are the same as the fees payable under the Prior Agreement except that T. Rowe Price International has agreed to include a previously voluntary fee waiver as a permanent part of the Proposed Agreement.

     The Proposed Agreement also includes certain provisions required under Rule 15a-4 that apply only while the Proposed Agreement is serving as an interim contract. During this period, investment management fees due T. Rowe Price International will be held in an interest-bearing escrow account. If the Proposed Agreement is approved by shareholders, the escrowed funds, including interest, will be paid to T. Rowe Price International. If the Proposed Agreement is not approved, T. Rowe Price International will be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

What matters were considered by the Board in recommending the new subadvisory agreement?

     On June 7, 2000, the Board of Directors of the Fund, including the directors who are not "interested persons" of Lutheran Brotherhood, Price-Fleming or the Fund ("Independent Directors"), unanimously voted to approve the Proposed Agreement. In authorizing the Proposed Agreement, the Board of Directors noted Price-Fleming's assurance that the change of ownership would not affect the investment approach or operations of the Portfolio and that there would be no material changes in the organization and personnel with day-to-day responsibility for the investment management of the Portfolio. The Board also noted that the initial term of the Agreement would continue until December 31, 2000 and that as a result the Proposed Agreement would be subject to annual review and approval by the Board at its meeting in December 2000. This review will occur on the same schedule as applied to the Prior Agreement and the advisory agreement between the Fund and Lutheran Brotherhood. The Board also noted that T. Rowe Price International would be responsible for the expenses of the proxy solicitation. The Board also considered the performance of the Portfolio individually and relative to other international mutual funds. The Board was presented with information regarding the personnel T. Rowe Price International was willing to commit to the management of the Portfolio. After reviewing all of these factors, the Board unanimously recommended that shareholders of the Portfolio approve the Proposed Agreement.

When were the current agreements adopted?

     The Proposed Agreement was approved by the Board of Directors, including a majority of the Independent Directors, on June 7, 2000, and became effective August 8, 2000. By its terms, the Proposed Agreement will continue in effect until December 31, 2000 and thereafter from year to year as long as it is approved annually by the Board (at a meeting called for that purpose) or by vote of a majority of the Portfolio's outstanding shares. In either case, renewal of the Proposed Agreement must be approved by a majority of the Fund's Independent Directors. The Proposed Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The Prior Agreement was approved by the initial shareholders at the time of the Portfolio's inception, and it was last approved by the Directors of the Fund on December 1, 1999.

What are the investment advisory fees and the investment subadvisory fees for the Portfolio?

     The Investment Advisory Agreement between the Fund and Lutheran Brotherhood provides that the Fund will pay Lutheran Brotherhood a fee equal to 0.85% of the average daily net assets of the Portfolio. During the fiscal year ended December 31, 1999, the Fund paid Lutheran Brotherhood $3,525,013 for the investment advisory services it provided to the Portfolio.

     The Proposed Agreement provides for the following fees payable by Lutheran Brotherhood for investment subadvisory services:

                                           Rate of Annual
     Average Daily                  Advisory Fee as a Percentage
     Net Assets 1                    of Average Daily Net Assets
     -------------                  ----------------------------
     $0 to $20 Million                           .75%

     Above $20 to $50 Million                    .60%

     Above $50 to $200 Million                   .50%

     Above $200 Million                          .50% 2

     Above $500 Million                          .45% 2

     1 For purposes of determining average daily net assets, the assets of Lutheran Brotherhood World Growth Fund are combined with the assets of the Portfolio.

     2 When average daily net assets exceed this amount, the indicated annual rate is applicable to all assets of the Portfolio.

     The investment advisory fees payable to T. Rowe Price International under the Proposed Agreement are the same as the investment advisory fees payable to Price-Fleming under the Prior Agreement except that the fee of
 .45% of average daily net assets that applies when the aggregate daily net assets of the Portfolio and Lutheran Brotherhood World Growth Fund exceed $500 million was only a voluntary waiver under the Prior Agreement. This voluntary fee waiver was terminable by Price-Fleming on 60 days' notice.
The voluntary waiver under the Prior Agreement also included a provision that ensured that the fees payable to Price-Fleming would remain constant if aggregate net assets of the Portfolio and Lutheran Brotherhood World Growth Fund were between $450-$500 million. This adjustment mechanism is not included in the Proposed Agreement

     During the fiscal year ended December 31, 1999, Lutheran Brotherhood paid Price-Fleming $1,866,184 for the investment subadvisory services it provided to the Portfolio. As noted above, the investment subadvisory fees paid under the Proposed Agreement will be held in escrow pending approval of the Proposed Agreement.

     T. Rowe Price International acts as investment adviser and subadviser for a number of other investment companies with similar investment objectives. The table below sets forth the name of each investment company for which T. Rowe Price International acts as investment adviser or subadviser, the annual rate of compensation (i.e., the fee T. Rowe Price International is paid for its services as adviser or subadviser to the respective portfolio), and the fund's net assets as of June 30, 2000.



Comparison of Advisory Fees of Funds Advised or Subadvised by T. Rowe Price International with Similar Investment
Objectives

                                                              Net Assets
                                                               of Fund             Annual
                             Investment                      at 06/30/00           Rate of          Fees Waived
Name of Fund                 Objective                      (in thousands)       Compensation        or Reduced
---------------------------------------------------------------------------------------------------------------
T. Rowe Price          Long-term growth of capital            $ 3,610,796            0.70%              No
  Foreign Equity       through investments primarily
  Fund                 in the common stocks of
                       established, non-U.S. companies

T. Rowe Price          Long-term growth of capital            $12,011,954            0.67%              No
  International        through investments primarily
  Stock Fund           in the common stocks of
                       established, non-U.S. companies

T. Rowe Price          Long-term growth of capital            $   707,330            1.05%*             No
  International        through investments primarily
  Stock Portfolio      in the common stocks of
                       established, non-U.S. companies
-------------------
The Commerce Funds     Long-term growth of capital            $180,393          .75% of the first       Yes
                                                                                $20 million

The International                                                               .60% of the next
  Equity Fund                                                                   $30 million

                                                                                .50% above $50
                                                                                million**
-------------------
Endeavor Series        Long-term growth of capital            $223,607          .75% of the first       Yes
  Trust                                                                         $20 million

T. Rowe Price                                                                   .60% of the next
  International Stock                                                           $30 million
  Portfolio
                                                                                .50% above $50
                                                                                million**
-------------------
EQ Advisors Trust      Long-term growth of capital            $244,639          .75% of the first       Yes
                                                                                $20 million

T. Rowe Price                                                                   .60% of the next
  International Stock                                                           $30 million
  Portfolio
                                                                                .50% above $50
                                                                                million**
-------------------
John Hancock           Long-term growth of capital                              .75% of the first       Yes
  Variable Series                                                               $20 million
  Trust I
                                                                                .60% of the next
International                                                 $102,752          $30 million
  Opportunities I
  Portfolio                                                                     .50% above $50
                                                                                million**
International                                                 $ 26,108
  Opportunities II
  Portfolio
-------------------
Manufacturers          Long-term growth of capital            $286,236          .75% of the first       Yes
  Investment Trust                                                              $50 million

                                                                                .50% of the next
International                                                                   $150 million
  Stock Trust
                                                                                .50% on all assets
                                                                                once assets exceed
                                                                                $200 million***
-------------------
SunAmerica Style       Long-term growth of capital            $ 61,476          .75% of the first       Yes
  Select Series, Inc.                                                           $20 million

International                                                                   .60% of the next
  Equity Portfolio                                                              $30 million

                                                                                .50% above $50
                                                                                million**
-------------------
The Vantagepoint       Long-term growth of capital            $112,456          .75% of the first       Yes
  Funds International                                                           $20 million
  Fund
                                                                                .60% of the next
                                                                                $30 million

                                                                                .50% above $50
                                                                                million**

Please note that the net asset figures for subadvised funds are based on internal T. Rowe Price market value records.

*   The International Stock Portfolio pays an all-inclusive management fee that includes operating expenses.
**  T. Rowe Price International has agreed to waive its fees so that at $200 million, the Subadvisory fee would be .50% on all assets.
*** T. Rowe Price International has agreed to waive its fees so that at $500 million, the Subadvisory fee would be .45% on all assets.



What services does T. Rowe Price International provide under the Prior Agreement and Proposed Agreement?

     Under the Prior Agreement and Proposed Agreement, T. Rowe Price International provides the Portfolio with discretionary investment services. Specifically, T. Rowe Price International is responsible for supervising and directing the investments of the Portfolio in accordance with the Portfolio's investment objective, strategies, and restrictions as provided in its prospectus and Statement of Additional Information. T. Rowe Price International is also responsible for effecting all securities transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of brokerage.

     The current and Proposed Agreement also provides that T. Rowe Price International, its directors, officers, employees, and certain other persons performing specific functions for the Portfolio will only be liable to the Portfolio for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     There will be no change in the terms of the Investment Advisory Agreement between the Fund and Lutheran Brotherhood. Lutheran Brotherhood will continue to have responsibility for oversight and review of T. Rowe Price International's performance of its duties.

What brokerage services have been provided to the Portfolio by Affiliates?

     The Portfolio has been authorized to use brokers affiliated with Price-Fleming (Robert Fleming Holdings Limited and Jardine Fleming Group Limited) in connection with the execution of its portfolio transactions. The aggregate amount of commissions paid to these affiliated brokers by the Portfolio for the fiscal year ended December 31, 1999 and the percentages these amounts represented of the total commissions paid by the Portfolio over that period are set forth below. These brokers ceased to be affiliates of the Portfolio on August 8, 2000 when T. Rowe Price International became a wholly owned subsidiary of T. Rowe Price.

     Total brokerage              Total brokerage
      commissions               commissions paid to
        paid to               affiliated brokers as a
   affiliated brokers      percentage of total commissions
--------------------------------------------------
         $7,586                       2.45%

What other benefits has T. Rowe Price International received from managing the Fund?

     Certain brokers or dealers which provide brokerage and execution services also may have furnished research services to Price-Fleming. T. Rowe Price International may continue to receive such benefits in the form of research in connection with the execution of the Portfolio's brokerage transactions.


INFORMATION ABOUT T. ROWE PRICE INTERNATIONAL AND T. ROWE PRICE

Who are the directors of T. Rowe Price International?

     T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price. The chief executive officer and president of T. Rowe Price International is David Warren who, together with John R. Ford, James S. Riepe, George A. Roche, M. David Testa, and Martin G. Wade, serves on its Board of Directors. Mr. Wade is Chairman of the Board of Directors.

     The address of Messrs. Riepe, Roche, and Testa is 100 East Pratt Street, Baltimore, Maryland 21202 and they are employed by T. Rowe Price. The address of Messrs. Ford, Wade, and Warren, is 25 Copthall Avenue, London, England EC2R 7DR, and they are employed by T. Rowe Price
International.

Who are the directors of T. Rowe Price?

     T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202 owns 100% of T. Rowe Price International. The principal executive officer of T. Rowe Price is George A. Roche who, together with Messrs. Edward C. Bernard, James E. Halbkat, Jr., Donald B. Hebb, Jr., Henry H. Hopkins, James A. C. Kennedy, John H. Laporte, Richard
L. Menschel, William T. Reynolds, James S. Riepe, Brian C. Rogers, Robert L. Strickland, M. David Testa, Martin G. Wade, and Mrs. Anne Marie Whittemore serves on its Board of Directors.

     The address of each of these persons, with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, and Mrs. Whittemore, all are employed by T. Rowe Price.

     Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

     Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

     Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

     Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

     Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

RECOMMENDED SHAREHOLDER ACTION

     The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR approval of the Proposed Agreement.


              OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.


                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of the Portfolio unless required by applicable law or called by the Board of Directors in their discretion. Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contract owner proposals should be received in a reasonable time before the solicitation is made.

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE (1-800-597-7836) OR THE INTERNET (https://vote.proxy-direct.com) BY ENTERING THE CONTROL NUMBER ON THE ENCLOSED VOTING INSTRUCTION CARD.

September 22, 2000
Date of Proxy Statement

                             WORLD GROWTH PORTFOLIO
                                       Of
                               LB SERIES FUND, INC.
                             625 Fourth Avenue South
                           Minneapolis, Minnesota 55415
                              ____________________

                          VOTING INSTRUCTION CARD FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 14, 2000
                              ____________________

     The undersigned contract owner(s) of the World Growth Portfolio ("the Portfolio") appoints Rolf F. Bjelland, John C. Bjork, Randall L. Boushek, and Frederick P. Johnson or any of them true and lawful proxies, with power of substitution, to vote all shares which the undersigned is entitled to vote at the Special Meeting on November 14, 2000. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. The Board of Directors recommends a vote "For" the proposal.

     Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                        VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER: 999 9999 9999 999

                        Note: Please sign exactly as your name appears hereon. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.

                        --------------------------------------
                        Contract Owner Signature

                        --------------------------------------
                        Co-owner Signature

                        --------------------------------------
                        Date

                 BE SURE TO VOTE YOUR SHARES ON THE REVERSE SIDE

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LB SERIES FUND INC., YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS. WHEN THIS VOTING INSTRUCTION FORM IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS FORM. IF NO CHOICE IS INDICATED ON THIS FORM, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  Example [X]

                                        FOR        AGAINST       ABSTAIN
1.  To approve a new investment         [ ]          [ ]           [ ]
    subadvisory agreement between
    Lutheran Brotherhood, LB Series
    Fund, Inc. and T. Rowe Price
    International, Inc. with respect
    to the World Growth Portfolio.

     PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING